                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       OKLAHOMA GAS AND ELECTRIC COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2)
     or Item 22(a)(2)of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     3)  Filing Party:

         -----------------------------------------------------------------------
     4)  Date Filed:

         -----------------------------------------------------------------------

OKLAHOMA GAS AND ELECTRIC COMPANY



PROXY STATEMENT
AND
NOTICE OF ANNUAL MEETING
========================

MAY 16, 1996


                                                          OG+E
                                             ELECTRIC SERVICES
                                                        [LOGO]



CONTENTS

                                             Page

Chairman's Letter                             1       NOTICE OF ANNUAL MEETING
                                                      OF SHAREOWNERS
Notice of Annaul Meeting                      2       AND PROXY STATEMENT

Proxy Statement                               3       THURSDAY, MAY 16, 1996, AT 10:00 a.m.

  Proposal No. 1 - Election of Directors      4       OKLAHOMA CITY MARRIOTT HOTEL
     Information about Directors                      3233 NORTHWEST EXPRESSWAY
        and Nominees                          4       OKLAHOMA CITY, OKLAHOMA
     Information Concerning the
        Board of Directors                    7

  Executive Officers' Remuneration            8

     Report of Compensation
        Committee on Executive
           Compensation                       8

     Compensation Committee
        Interlocks and Insider
           Participation                     10

     Summary Compensation
        Table                                11

     Pension Plan Table                      12

  Company Stock Performance                  13

  Security Ownership                         13

  Relationships with Independent
     Public Accountants                      14

  Shareowner Proposals                       14

  Map                                        15

                                       i

OKLAHOMA GAS AND ELECTRIC COMPANY
=================================-----------------------------------------------


                                                            March 29, 1996

DEAR SHAREOWNER:

     You are cordially invited to attend the annual meeting of Oklahoma Gas and Electric Company at 10:00 a.m. on Thursday, May 16, 1996, at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma.

     Even though you may own only a few shares, your proxy is important in making up the total number of shares necessary to hold the meeting. Whether or not you plan to attend the meeting, please fill out, sign and return your proxy card in the envelope provided as soon as possible. Your cooperation will be appreciated.

     Those arriving before the meeting will have the opportunity to visit informally with the management of your Company. In addition to the business portion of the meeting, there will be reports on the Company's current operations and outlook.

     Your continued interest in the Company is most encouraging and, on behalf of the Board of Directors and employees of the Company, I want to express our gratitude for your confidence and support.

                                              Very truly yours,


                                          /s/ James G. Harlow, Jr.
                                              James G. Harlow, Jr.
                                              Chairman of the Board
                                              and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREOWNERS
========================--------------------------------------------------------

     The Annual Meeting of Shareowners of Oklahoma Gas and Electric Company will be held on Thursday, May 16, 1996, at 10:00 a.m. at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, for the following purposes:

     (1)To elect three directors to serve for a three-year term; and

     (2)To transact such other business as may properly come before the meeting.

The map on page 15 will assist you in locating the Oklahoma City Marriott Hotel.

     The Board of Directors has fixed the close of business on March 19, 1996, as the record date for the determination of shareowners entitled to notice of and to vote at this meeting or any adjournment of the meeting. A list of such shareowners will be available, as required by law, at the principal offices of the Company at 101 N. Robinson, Oklahoma City, Oklahoma 73102-3405.


                                            /s/ Irma B. Elliott
                                                Irma B. Elliott
                                                Secretary
Dated: March 29, 1996


--------------------------------------------------------------------------------
IMPORTANT - YOUR PROXY CARD IS ENCLOSED IN THIS ENVELOPE

     To assure your representation at the meeting, please sign, date and return the proxy promptly in the enclosed envelope. No postage is required for mailing in the United States. If your shares are held in the name of a broker, trust, bank or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.
--------------------------------------------------------------------------------

PROXY STATEMENT
                                                           March 29, 1996



     The Annual Meeting of Shareowners of Oklahoma Gas and Electric Company will be held at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, on May 16, 1996, at 10:00 a.m. For the convenience of those shareowners who may attend the meeting, a map is printed on page 15 that gives directions to the Oklahoma City Marriott Hotel. At the meeting, it is intended that the owners of the Company's Common Stock and 4% Cumulative Preferred Stock elect three persons to the Company's Board of Directors for a three-year term and until their respective successors shall be elected and shall qualify. The Board of Directors does not now know of any other matters to be presented at the meeting, but, if any other matters are properly presented to the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

     The Board of Directors solicits your proxy for use at this meeting. You may revoke your proxy at any time before it is exercised by giving written notice of its revocation to the Secretary of the Company or filing with her another proxy as provided by law. All proxies properly executed by shareowners and received by the Company prior to the meeting will be voted and will be voted in accordance with the directions made on the proxy and, if no directions are made, the proxy will be voted in favor of election of the Board's nominees for directors.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegram by officers and regular employees of the Company. Morrow & Co. Inc., New York, New York, will assist in solicitation of proxies and the Company will pay Morrow & Co. Inc. for its proxy solicitation services approximately $7,000 plus expenses. The Company does not expect to pay any additional compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries may be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On March 1, 1996, the Company had outstanding approximately 40,371,409 shares of Common Stock, par value $2.50 per share; 421,963 shares of 4% Cumulative Preferred Stock, par value $20 per share; and the following shares of Cumulative Preferred Stock, par value $100 per share: 50,000 shares of the 4.20% series, 75,000 shares of the 4.24% series, 65,000 shares of the 4.44% series, 75,000 shares of the 4.80% series and 150,000 shares of the 5.34% series.

     The owners of the 4% Cumulative Preferred Stock and Common Stock are entitled to one vote on each matter presented for a vote at the meeting for each $2.50 of par value (eight votes per share as to the 4% Cumulative Preferred Stock, $20 par value, and one vote per share as to the Common Stock, $2.50 par value) of stock held by such owners of record at the close of business on March 19, 1996. Owners of other Cumulative Preferred Stock are not entitled to vote.

     The Company's 1995 Annual Report to its shareowners, including financial statements for the year 1995, was sent on or about March 29, 1996, to all shareowners of the Company of record on March 19, 1996. Financial statements of the Company also are on file with the Securities and Exchange Commission and at the offices of the New York and Pacific Stock Exchanges.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
     The Board of Directors consists of nine members with terms expiring on different Annual Meeting dates. Approximately one-third of the members of the Board of Directors are nominated each year to serve as directors for a term of three years. Directors are elected at the Annual Meeting for the terms specified and continue in office until their successors are elected and qualified.

     At the Annual Meeting to be held on May 16, 1996, three persons are to be elected to the Board of Directors for a term expiring at the Annual Meeting in 1999. The following three persons are the nominees of the Board to be elected for such three-year term: Messrs. Herbert H. Champlin and Ronald H. White, and Mrs. Martha W. Griffin. Each of these individuals is currently a director of the Company whose term as a director is scheduled to expire at the Annual Meeting.

     The enclosed proxy, unless otherwise specified, will be voted in favor of the election as directors of the previously listed three nominees. The Board of Directors does not know of any nominee who will be unable to serve, but if any of them should be unable to serve, the proxy holder may vote for a substitute nominee. No nominee or director owns more than 0.12% of any class of voting securities of the Company.

     Messrs. John F. Snodgrass and John A. Taylor retired from the Board during 1995 and 1996, respectively, having served as directors of the Company since
1985 and 1977, respectively. The Board would like to express its sincere appreciation to Messrs. Snodgrass and Taylor for their many years of contribution and dedicated service.

     For the nominees described herein to be elected as directors, they must receive a plurality of the votes of shares of Common Stock and 4% Preferred present in person or by proxy and entitled to vote. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by withholding authority, broker non-vote, or otherwise) have no impact on the election of directors, except to the extent the failure to vote for an individual results in the individual receiving fewer votes than another individual.

INFORMATION ABOUT DIRECTORS AND NOMINEES
--------------------------------------------------------------------------------
     The following contains certain information as of March 1, 1996, concerning the three nominees for directors, as well as the directors whose terms of office do not expire at the Annual Meeting on May 16, 1996.
--------------------------------------------------------------------------------

NOMINEES FOR ELECTION FOR TERM EXPIRING AT 1999 ANNUAL MEETING OF SHAREOWNERS


     HERBERT  H.  CHAMPLIN,  58, is  President  of  Champlin
Exploration,   Inc.,  an  independent   oil  producer,   and
President of Enid Data  Systems,  computer  marketers,  both located in Enid, Oklahoma.  Mr. Champlin has been a director
of Oklahoma  Gas and  Electric  Company  since 1982,  and is     [Photo]
chairman  of  the  audit  committee  and  a  member  of  the nominating  committee of the Board.  Mr.  Champlin  also was engaged  separately  during 1995 as a part of his  principal business  occupation  in  the  petroleum  industry  and  had interests in oil and gas wells.  During 1995, under terms of gas purchase contracts, the Company paid $119,896 to him and his family  business  interests.  The terms of the contracts were no less  favorable  to the Company  than the terms that would have been obtained from other independent producers.
--------------------------------------------------------------------------------
     MARTHA W.  GRIFFIN,  61, owner of Martha  Griffin White
Enterprises,  is presently  engaged in the management of her personal  investments,  the operation of a ranch and various civic activities. Prior to September 30, 1994, she served as
Chairman of the Board of Griffin  Television,  Inc., located     [Photo]
in Oklahoma  City,  Oklahoma,  and  Chairman of the Board of
Griffin Food Company (a  subsidiary  of Griffin  Television,
Inc.).  Mrs. Griffin has been a director of Oklahoma Gas and
Electric   Company  since  1987,  and  is  chairman  of  the
nominating  committee and a member of the audit committee of the  Board.  During  1995,  Mrs.  Griffin  was  also a major stockholder of television  station KWTV, Channel 9, Oklahoma
City,  Oklahoma.  During 1995, the Company paid an aggregate of  approximately  $113,773 to KWTV for  showing  television
commercials  of  the  Company.   This  television  time  was
purchased by contract  with the  station,  and the rate paid was no less  favorable  to the  Company  than the rate  that would have been paid to  similar  stations  in the  Oklahoma
City  area.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     RONALD H. WHITE, M.D., 59, is a practicing cardiologist
and is President of  Cardiology,  Inc. in Oklahoma  City. He
serves  as a member of the Board of  Directors  of  INTEGRIS
Health of  Oklahoma  City,  and was a member of the Board of
Regents of the  University  of  Oklahoma  for 14 years.  Dr.     [Photo]
White  has been a  director  of  Oklahoma  Gas and  Electric
Company  since  1989,  and is a  member  of  the  nominating committee of the Board.
--------------------------------------------------------------------------------


DIRECTORS WHOSE TERMS EXPIRE AT 1998 ANNUAL MEETING OF SHAREOWNERS

     JAMES G. HARLOW,  JR., 61, is Chairman of the Board and
Chief  Executive  Officer  of  the  Company,  named  to  the position  of  Chief  Executive  Officer  in 1976  and  named
Chairman in 1982. Mr. Harlow also served as President of the
Company from 1973 until  August 1995.  He serves as a member     [Photo]
of the  Board  of  Directors  of  Fleming  Companies,  Inc.,
Massachusetts  Mutual Life Insurance  Company and Associated
Electric & Gas Insurance  Services  Limited.  Mr. Harlow has
been a director of Oklahoma Gas and Electric  Company  since
1970.
--------------------------------------------------------------------------------

     ROBERT  KELLEY,  50, is Chairman,  President  and Chief
Executive Officer of Noble Affiliates,  Inc., an independent energy company with exploration and production operations in the United States and international  operations primarily in
Canada,  Tunisia and  Equatorial  Guinea.  He also serves as     [Photo]
President  and  Chief  Executive   Officer  of  Samedan  Oil
Corporation  and  Chairman  and Chief  Executive  Officer of
Noble Gas Marketing Inc., both wholly-owned  subsidiaries of
Noble Affiliates,  Inc. Mr. Kelley was elected a Director of
Oklahoma Gas and Electric  Company on January 17, 1996,  and
is a member of the audit committee of the Board.  Mr. Kelley also  serves as a director  of  Exchange  National  Bank and
Trust Company of Ardmore,  Oklahoma and of AmQuest Financial
Corporation.
--------------------------------------------------------------------------------

     BILL  SWISHER,  65, is  Chairman of the Board and Chief
Executive Officer of CMI Corporation, a manufacturer of road construction  equipment  that is located in  Oklahoma  City,
Oklahoma.  Mr.  Swisher has been a director of Oklahoma  Gas
and  Electric  Company  since  1979,  and is chairman of the     [Photo}
compensation  committee and a member of the audit  committee of the Board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS WHOSE TERMS EXPIRE AT 1997 ANNUAL MEETING OF SHAREOWNERS

     WILLIAM  E.  DURRETT,  65, is  Chairman  of the  Board,
President and Chief Executive  Officer of American  Fidelity
Corporation,  an  insurance  holding  company,  and numerous other  subsidiaries  of American  Fidelity  Corporation.  He
serves as  Chairman  of the Board and  director  of American     [Photo]
Fidelity   Assurance    Company,    an   insurance   company
wholly-owned  by  American  Fidelity  Corporation.  He  also serves  as a  director  of  BOK  Financial  Corporation  and
INTEGRIS Health. Mr. Durrett has been a director of Oklahoma
Gas and Electric  Company since March 1991,  and is a member of the  audit  and  compensation  committees  of the  Board.
--------------------------------------------------------------------------------


     H. L.  HEMBREE,  III, 64, is Chairman of the  Executive
Committee of Merchants National Bank, Fort Smith,  Arkansas,
a   subsidiary   of   Deposit   Guaranty   Corp.,   Jackson,
Mississippi.  Mr. Hembree is  approximately a 5% shareholder
of Deposit Guaranty Corp. Prior to 1989, he was Chairman and     [Photo]
Chief  Executive  Officer of Arkansas  Best  Corporation,  a
diversified holding company located in Fort Smith, Arkansas.
He has been a director of Oklahoma Gas and Electric  Company since 1985, and is a member of the compensation committee of the Board.
--------------------------------------------------------------------------------


     STEVEN E. MOORE,  49, is President and Chief  Operating
Officer  of the  Company,  having  been  appointed  to  such position  effective August 1995. Mr. Moore has been employed by the  Company  for more that 21 years,  having  previously
served as Senior Vice  President of Law and Public  Affairs.     [Photo]
Mr. Moore has served on many industry-wide committees in the electric utility industry, and as a member of the Interstate
Oil  and  Gas  Compact  Commission.  Mr.  Moore  has  been a director of Oklahoma Gas and Electric  Company since October
1995.
--------------------------------------------------------------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------


     The Board of Directors of the Company met on six occasions during 1995. Each director attended at least 88% of the total number of meetings of the Board of Directors and the committees of the Board on which he or she served, except Mr. Hembree, who attended 50% and whose attendance was adversely affected by family illness.

     COMMITTEES. The committees of the Company's Board of Directors include a compensation committee, an audit committee and a nominating committee. Members of the compensation committee are Bill Swisher, chairman, and Messrs. Durrett and Hembree. During 1995, the committee met on three occasions to review and make recommendations to the Board of Directors with respect to compensation of principal officers, salary policy for the period, benefit programs for employees, compensation for outside directors for service on the Board and the Board committees, and future objectives and goals of the Company.

     Members of the audit committee are Herbert H. Champlin, chairman, Mrs. Griffin and Messrs. Durrett, Swisher, Kelley and Dr. White. During 1995, the committee met on two occasions to review and make recommendations to the Board of Directors with respect to internal audit procedures, engagement of independent public accountants, their review with the independent accountants of the results of the auditing engagement, and matters having a material effect upon the Company's financial operations.

     Members of the nominating committee are Martha W. Griffin, chairman, Mr. Champlin and Dr. White. During 1995, the committee met on two occasions to review and make recommendations to the Board of Directors with respect to nominees for election as directors. Similarly, recommendations were made concerning membership of the audit, compensation and nominating committees and rotation of committee assignments among directors. It is expected that the nominating committee will consider nominees recommended by shareowners in accordance with the Company's By-laws. The Company's By-laws provide that a shareowner intending to nominate director candidates for election at an Annual Meeting of Shareowners must deliver written notice thereof to the Secretary of the Company not later than 90 days in advance of the meeting. The notice must set forth certain information concerning such shareowner and the nominee(s), including each nominee's name and address, a representation that the shareowner is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareowner and each nominee and any other person pursuant to which the nomination or nominations are to be made by the shareowner, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) of such shareowner and the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     DIRECTOR COMPENSATION. In November 1994, the Board of Directors amended the Directors' Deferred Compensation Plan to permit a portion of the cash compensation payable to non-officer directors to be paid in common stock units pursuant to the Plan. This change will permit the Board to cause a significant portion of each non-officer director's compensation to be tied directly to the performance of the Company's Common Stock.

     Compensation of non-officer directors consists of an annual retainer fee of $27,500, of which $2,000 is payable monthly in cash (the same amount that has been paid monthly since August 1994) and $3,500 was deposited in the director's Stock Account under the Deferred Compensation Plan and converted to 86 common stock units based on the closing price of the Company's Common Stock on November 30, 1995. In addition, all non-officer directors receive $1,000 for each Board meeting and $1,000 for each committee meeting attended. Under the Directors' Deferred Compensation Plan, non-officer directors also may defer payment of all or part of their attendance fees and the cash portion of their annual retainer fee, which deferred amounts are, at the election of the director, credited to a Dollar Account or a Stock Account or a combination of both, on the date the deferred amounts otherwise would have been paid.

     Amounts credited to the Dollar Account accrue interest approximately equal to the commercial paper rate for established companies. Amounts credited to the Stock Account are converted into common stock units equal in number to the number of shares of the Company's Common Stock which the amounts would purchase based on the fair market value of the Company's Common Stock on the date the amounts would otherwise be paid. The Stock Account is credited on each dividend payment date for the Company's Common Stock with additional common stock units by dividing the aggregate cash dividend which would have been paid if existing common stock units were actual shares of the Company's Common Stock by the fair market value of the Company's Common Stock as of the dividend payment date.

     When an individual ceases to be a director of the Company, all amounts credited under the Plan are paid in cash in a lump sum or installments, with the value of common stock units based on the fair market value of the Company's Common Stock at the time of payment. In addition, amounts that are credited to the Stock Account are automatically transferred to a Dollar Account upon the occurrence of certain mergers and related transactions in which the Company is not the survivor. As an alternative to the foregoing investment options, the Plan permits a non-officer director to have all or any deferred portion of the attendance fees and the cash portion of the annual retainer fee applied to purchase life insurance for the director.

     In addition, for those directors who have retired from the Board of Directors after 10 years or more of service, the Company has historically continued to pay their annual retainer until their death.


EXECUTIVE OFFICERS' REMUNERATION
--------------------------------------------------------------------------------
     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Set forth below is the Committee's report on compensation paid to executive officers during 1995.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     GENERAL. The primary goals of the Committee in setting executive compensation in 1995 were: (i) to provide a total compensation package that enables the Company to attract and retain key executives and (ii) to align the executives' interests with those of shareowners and with Company performance.


     Compensation of the Company's executive officers in 1995 was comprised primarily of salary, awards under the Company's Annual Incentive Compensation Plan, awards under the Company's Restricted Stock Plan, and benefits under the Company's Employees' Retirement Savings Plan and pension plan. Virtually all employees, including executive officers, are eligible to participate in the Retirement Savings Plan and pension plan. Both the Retirement Savings Plan and pension plan have a supplemental restoration plan that enables executive officers to receive the same benefits that they would have received in the absence of limitations imposed by the federal tax laws on contributions or payouts. In addition, a Supplemental Executive Retirement Plan (the "SERP"), which was adopted in 1993, offers attractive pension benefits to lateral hires. The SERP is not expected to benefit present executive officers generally. In reviewing the benefits under the SERP, Retirement Savings Plan, pension plan and related restoration plans, the Committee seeks to provide participants with benefits generally commensurate with those offered by other utilities of comparable size. The restoration plans for the Retirement Savings Plan and pension plan contain provisions requiring their immediate funding in the event of certain mergers, consolidations or tender offers involving the Company.

     The target level of total compensation of the Company's executives is set generally at approximately the average of the compensation paid to similar executives within the approximately 120 electric utilities included in the Edison Electric Institute Survey (the "Survey Group")(1). In recent years, the Committee has significantly altered the structure of the Company's compensation system and the composition of the individual compensation packages, shifting from a compensation system based in large part on individual performance and continued employment to a compensation system that places a significant portion of compensation at risk dependent on Company performance.

     The first step in the process of switching to a more incentive-based system for executive officers occurred in 1992 with awards of Restricted Stock tied not only to continued employment, but also to the achievement of specified performance targets over a three-year period. The remaining step occurred in 1993 when the Committee froze the salaries of senior executives and implemented the Annual Incentive Compensation Plan. The implementation of the Annual Incentive Compensation Plan was a result of a study by Towers Perrin, at the Committee's request, of the Survey Group that indicated that although the total compensation of the Company's executive officers was commensurate with the total compensation of similar officers within the Survey Group, the Company's executive officers received a greater proportion of their compensation in salary and a lesser proportion in incentive-based awards. Accordingly, in an effort to bring the Company's compensation system more in line with
---------------
(1) While similar, the utilities in the Survey Group are not the same utilities in the Dow Jones Electric Utilities Index utilized in the Stock Performance Graph on page 13. The Survey Group was selected by Towers Perrin and, in the judgment of the committee, is an appropriate peer group to use for compensation purposes.

the Survey Group, the salaries of senior executives generally were frozen during 1993 and 1994 at 1992 levels, and executives received increased incentive-based awards. This process continued in 1995 for several executve officers (including Mr. Harlow, the Chief Executive Officer) as their 1995 salaries remained frozen at 1992 levels. As a result of this process, the potential total cash compensation of the Company's executives, as well as the makeup of that compensation, is now generally consistent with the average compensation paid to similar executives by corporations in the Survey Group.

     In 1993, a new Federal tax law was passed which limits the deductibility of executive compensation in excess of $1,000,000 unless certain exceptions are met. Under transition rules adopted by the Internal Revenue Service, this new law is not expected to impact the Company with respect to executive compensation paid in 1996. The Committee continues to review the new law and associated regulations, as well as the structure of its salary and various compensation programs, and its present intent is to take appropriate steps to ensure the continued deductibility of its executive compensation.

     BASE SALARY. The base salaries for the Company's executive officers in 1995 were designed to be competitive with the Survey Group and generally approximated the salary at the 50th percentile of the range for comparable executives employed by companies in the Survey Group. Actual base salaries were determined based on individual performance and experience. The salaries of executive officers generally are set in January of each year and are subject to adjustment during a year when an individual's duties and responsibilities are changed. For this reason, the salary of Mr. Moore was increased on August 1, 1995, upon his appointment as President and Chief Operating Officer of the Company.

     ANNUAL INCENTIVE COMPENSATION PLAN. The Annual Incentive Compensation Plan was adopted in late 1992. Through annual awards, the Plan is designed to provide incentives to key management personnel to achieve Company objectives tied directly to profitability. Awards with respect to 1995 performance were made under the Plan to 11 employees, including all executive officers, and specified performance goals were established in January 1995. Payouts of the awards are in cash and are dependent primarily on the achievement of such specified performance goals. In 1995, these goals were based 50% on earnings per share as compared to earnings goals set by the Committee and 50% on operating and maintenance expense per kilowatt-hour, as compared to approximately 25 electric utilities. The amount of the award for each executive officer was expressed as a percentage of base salary (the "targeted amount"), with the officer having the ability, depending upon achievement of the Company goals, to receive from 0% to 150% of such targeted amounts. For 1995, the targeted amounts ranged from 15% to 30% of base salary and approximated the 50th percentile of the level of such awards granted to comparable executives employed by companies in the Survey Group.

     The percentage of the targeted amount that an officer ultimately receives is subject to being increased or decreased by up to 20% at the discretion of the Committee, depending on the individual's achievement of pre-established personal goals approved by the Committee. In no event, however, will any payouts be made unless the specified minimum Company performance goals are satisfied. For 1995, the Company's earnings per share $3.05 exceeded the threshold, but were below the target levels, while operating and maintenance expenses exceeded the target levels. The Company's performance in 1995 and performance by individuals of their pre-established personal goals resulted in payouts ranging from 107% to 122% of their target amounts and from 16.8% to 36.6% of base salary earned in 1995.

     RESTRICTED STOCK AWARDS. The other significant component of executive compensation in 1995 was awards under the Company's Restricted Stock Plan. The Plan empowers the Committee to make contingent awards of Common Stock ("Restricted Stock") to key employees. Each share of Restricted Stock is subject to a Restricted Period of three or four years during which the share is subject to forfeiture if the recipient of the share ceases to render substantial services to the Company for any reason (other than death, disability or normal retirement) and during which the share may not be transferred. The Committee has the power in the event of certain mergers, consolidations or tender offers involving the Company to lapse all restrictions on shares of Restricted Stock.


     Awards under the Restricted Stock Plan were made at the end of 1995 and were based, as required by the Plan, on the individual's performance during 1995. In evaluating an individual's performance, the Committee considered individual job performance, experience and individual characteristics such as leadership and dedication, with no particular weight given to one factor over another. The Committee also considered the long-term incentives provided to executives in the Survey Group and the amount of the 1995 awards made for each executive officer generally represented the long-term incentives awarded to similar executives by corporations in approximately the 50th percentile of the Survey Group. For 1995, awards of Restricted Stock ranged from 3% to 30% of an executive's base salary. As in prior years, each share of Restricted Stock awarded in 1995 is subject to forfeiture during a Restricted Period. Moreover, as in 1992, 1993 and 1994, the shares awarded in 1995 to 10 key officers contained a significant additional condition. Such officers generally will be entitled at the end of the Restricted Period of three years to keep the full amount of the shares awarded to them only if the Company during such period meets or exceeds a specific return on equity target as compared to the return on average equity for the approximately 90 electric and combination utility companies shown in the Merrill Lynch & Co., Inc. Data Sheet-Electric and Combination Utility Companies (the "Merrill Lynch Index") with the officer receiving fewer shares and possibly no shares depending on the Company's performance relative to the performance of the companies in the Merrill Lynch Index. The Committee's rationale for this additional condition was to continue to reward past service and to align the officers' interests with those of shareowners and, at the same time, to tie the Restricted Stock awards directly to long-term performance by the Company. The amount of shares awarded in 1995 that an officer will ultimately receive will not be determined until the end of 1998. Prior awards of Restricted Stock were not considered by the Committee in making awards in 1995.

     CEO COMPENSATION. The 1995 compensation for Mr. Harlow, the Chief Executive Officer of the Company, consisted of the same components as the compensation for other executive officers. His salary remained frozen at 1992 levels and his targeted award under the Annual Incentive Plan was increased for the same reasons discussed above with respect to the other executive officers, namely so that his total potential cash compensation and the components of such compensation would approximate the average cash compensation for chief executive officers of the companies in the Survey Group. His targeted award under the Annual Incentive Plan was increased from 20% to 30% of his base salary (i.e. $150,000), and, as a result of the Company's performance as described above, he received a payout of $183,000, representing 122% of his targeted award, of which 102% was attributable to Company performance and 20% was attributable to his individual performance. Mr. Harlow's Restricted Stock award was based on his performance in 1995 and a comparison of his award to the long-term compensation of other chief executive officers in the Survey Group. Consideration also was given to Mr. Harlow's 19 years of experience as Chief Executive Officer of the Company, his demonstrated leadership skills and his positive reputation within the community and utility industry. Based on these factors, the Committee determined to grant Mr. Harlow a Restricted Stock award having an approximate value at the date of its grant of 30% of his base salary. As was the case with respect to awards of Restricted Stock to other key officers, Mr. Harlow's ultimate receipt of the shares awarded to him will be dependent upon the Company's achievement of specified return on equity targets during 1996, 1997 and 1998.

     CONCLUSION. The Committee believes that the Company's current executive compensation system serves the interests of the Company and its shareowners effectively. The Committee takes very seriously its responsibilities with respect to the Company's executive compensation system. To this end, the Committee will continue to monitor and revise the compensation policies as necessary to ensure that the Company's compensation system continues to meet the needs of the Company and its shareowners.

     Compensation Committee

Bill Swisher, Chairman
Hugh L. Hembree, III, member
William E. Durrett, member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

     Bill Swisher is the Chairman and William E. Durrett and H. L. Hembree, III are the members of the Compensation Committee. William E. Durrett, also serves as Chairman of the Board and Chief Executive Officer of American Fidelity
Corporation and as Chairman of the Board of its subsidiary American Fidelity Assurance Company. In 1995, the Company paid American Fidelity Assurance Company $819,757 (which includes employee contributions) for a long-term disability policy for its employees and $556,954 for services in administering the Company's medical, health and similar benefit plans. The terms of these transactions were no less favorable to the Company than the terms that would have been obtained from similar insurance companies. It is expected that similar transactions will occur in the future.

SUMMARY COMPENSATION TABLE
================================================================================
     The following table provides information regarding compensation to the Company's Chief Executive Officer and four other most highly compensated executive officers for the past three years.

                                                                                   Long Term Compensation
                                                                            --------------------------------
                                               Annual Compensation                   Awards          Payouts
                                        ---------------------------------   -----------------------  -------
                                                                Other       Restricted   Securities
                                                                Annual         Stock     Underlying   LTIP        All Other
     Name and Principal                 Salary    Bonus(1)   Compensation    Awards(2)    Options/   Payouts   Compensation(3)
          Position               Year     ($)       ($)          ($)           ($)         SAR (#)     ($)          ($)
     ------------------          ----   -------   --------   ------------   ----------   ----------  -------   ---------------
J.G. Harlow, Jr.                 1995   500,000   183,000         0           149,972         0         0           52,145
Chairman and                     1994   500,000   131,000         0           149,976         0         0           52,934
 Chief Executive Officer         1993   500,000    52,500         0           149,976         0         0           55,296

S.E. Moore                       1995   212,000    58,591         0            52,974         0         0           17,726
President and                    1994   162,917    41,920         0            32,579         0         0           15,334
 Chief Operating Officer         1993   160,000    16,800         0            31,968         0         0           13,940

P.J. Ryan                        1995   295,000    63,130         0            58,968         0         0           25,804
Vice Chairman                    1994   295,000    92,925         0            73,739         0         0           27,982
                                 1993   295,000    36,875         0            73,728         0         0           30,409

A.M. Strecker                    1995   200,000    46,800         0            39,974         0         0           19,059
Senior Vice President            1994   197,083    51,090         0            39,384         0         0           19,557
 Finance and Administration      1993   195,000    20,475         0            38,988         0         0           20,216

J. T. Coffman                    1995   127,500    31,720         0            25,475         0         0            6,039
Vice President Power Supply      1994   112,249    12,075         0            22,158         0         0           12,387
                                 1993   100,092         0         0            10,080         0         0           14,726

--------

(1)  As  explained  on page 9,  amounts  in this  column  reflect  payouts  under the
     Company's Annual Incentive Compensation Plan.

(2)  Amounts in this  column  reflect  the market  value of the shares of  Restricted
     Stock awarded under the Company's  Restricted  Stock Plan,  based on the closing price of the Company's  Common Stock on the date the award was made.  The number of shares awarded in 1995, 1994, and 1993 was as follows:  (i) Mr. Harlow, 3,703 shares,  4,562 shares,  and 4,166 shares,  respectively;  (ii) Mr. Moore,  1,308 shares, 991 shares, and 888 shares, respectively;  (iii) Mr. Ryan, 1,456 shares,
     2,243 shares,  and 2,048 shares,  respectively;  (iv) Mr. Strecker,  987 shares,
     1,198 shares, and 1,083 shares,  respectively;  and (v) Mr. Coffman, 629 shares,
     674 shares, and 280 shares, respectively. In the absence of death, disability or normal  retirement,  the shares awarded to these  individuals in 1995,  1994 and
     1993  (other  than the  shares  awarded to Mr.  Coffman in 1993) are  subject to forfeiture  for three years with the amount the  recipient  ultimately  receives dependent on Company  performance,  while the shares awarded in prior years (and the shares  awarded to Mr.  Coffman in 1993) vest as follows:  20% at the end of each of the first three years following the year in which granted and 40% at the end of the fourth year following the year in which granted.  The total number of shares  and  market  value  of  Restricted  Stock  held  by  each  of the  named individuals as of December 31, 1995, were as follows: Mr. Harlow, 17,064 shares,
     $733,752; Mr. Moore, 4,175 shares,  $179,525; Mr. Ryan, 8,024 shares,  $345,032;
     Mr. Strecker,  4,472 shares,  $192,296; and Mr. Coffman, 1,588 shares,  $68,284.
     Dividends are paid to these  individuals on the shares of Restricted Stock owned by them.

(3)  Amounts in this column for 1995 reflect: (i) for Mr. Harlow, $22,500 (Retirement
     Savings Plan and Retirement  Savings  Restoration  Plan) and $29,645  (insurance premiums);  (ii) for Mr. Moore,  $9,540 (Retirement  Savings Plan and Retirement
     Savings Restoration Plan) and $8,186 (insurance  premiums);  (iii) for Mr. Ryan,
     $13,275  (Retirement  Savings Plan and Retirement Savings  Restoration Plan) and
     $12,529 (insurance premiums);  (iv) for Mr. Strecker, $9,000 (Retirement Savings
     Plan and Retirement Savings Restoration Plan) and $10,059 (insurance  premiums);
     and (v) for Mr. Coffman,  $5,738  (Retirement  Savings Plan) and $301 (insurance premiums).  A significant portion of the insurance premiums reported for each of these individuals is for life insurance policies and such premiums are recovered by the Company from the proceeds of the policies.

     To the  extent  the  table  shows  zeros for other  annual  compensation,  stock options,  stock appreciation  rights or payouts under long-term incentive plans for a particular year, no amounts were required to be reported in such year or, in the case of other  annual  compensation,  the amounts  were below the  threshold  required for disclosure under the SEC's rules.

                                       11

PENSION PLAN TABLE
================================================================================

     The Company maintains a qualified non-contributory Retirement Plan covering all employees of the Company who have completed one year's service. Subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"), benefits under the Retirement Plan are based upon the five highest consecutive years of cash compensation (which for the executives named in the Summary Compensation Table prior to 1993 has consisted solely of salaries and for 1993, 1994 and 1995 consists of salary and bonus) during an employee's last ten years prior to retirement and length of service. Social Security benefits are deducted in determining benefits payable under the Plan. Remuneration covered by the Plan includes salaries, bonuses and overtime pay. Retirement benefits are payable to participants upon normal retirement (at or after age 65) or early retirement (at or after attaining age 55 and completing five or more years of service), to former employees after reaching retirement age who have completed five or more years of service before terminating their employment and to participants after reaching retirement age upon total and permanent disability. As indicated above, the benefits payable under the Plan are subject to maximum limitations under ERISA. Should benefits at the time of retirement exceed the then permissible limits of ERISA, the Retirement Restoration Plan will provide benefits through a lump-sum distribution actuarially equivalent to the amounts that would have been payable annually under the Retirement Plan but for the ERISA limits. The Company funds the estimated benefits payable under the Retirement Restoration Plan through contributions to a trust for the benefit of those employees who will be entitled to receive payments under the Retirement Restoration Plan.

     The following table sets forth the estimated annual benefits payable upon normal retirement under the Company's Retirement Plan and Retirement Restoration Plan to persons in the remuneration classification specified.

-------------------------------------------------------------------------------------------------
     Average                              Years of Service at Retirement
  Compensation       ----------------------------------------------------------------------------
5 Highest Years      10         15        20        25        30        35        40        45
=================================================================================================
    $100,000       $13,601    $20,401   $27,202   $34,002   $40,802   $47,603   $54,403   $61,204
     125,000        17,351     26,026    34,702    43,377    52,052    60,728    69,403    78,079
     150,000        21,101     31,651    42,202    52,752    63,302    73,853    84,403    94,954
     175,000        24,851     37,276    49,702    62,127    74,552    86,978    99,403   111,829
     200,000        28,601     42,901    57,202    71,502    85,802   100,103   114,403   128,704
     225,000        32,351     48,526    64,702    80,877    97,052   113,228   129,403   145,579
     250,000        36,101     54,151    72,202    90,252   108,302   126,353   144,403   162,454
     300,000        43,601     65,401    87,202   109,002   130,802   152,603   174,403   196,204
     350,000        51,101     76,651   102,202   127,752   153,302   178,853   204,403   229,954
     400,000        58,601     87,901   117,202   146,502   175,802   205,103   234,403   263,704
     450,000        66,101     99,151   132,202   165,252   198,302   231,353   264,403   297,454
     500,000        73,601    110,401   147,202   184,002   220,802   257,603   294,403   331,204
     550,000        81,101    121,651   162,202   202,752   243,302   283,853   324,403   364,954
     600,000        88,601    132,901   177,202   221,502   265,802   310,103   354,403   398,704
     650,000        96,101    144,151   192,202   240,252   288,302   336,353   384,403   432,454
     700,000       103,601    155,401   207,202   259,002   310,802   362,603   414,403   466,204
     750,000       111,101    166,651   222,202   277,752   333,302   388,853   444,403   499,954
-------------------------------------------------------------------------------------------------

     As of December 31, 1995, the credited years of service for the individuals listed in the remuneration table on page 11 are as follows: J. G. Harlow, Jr. - 34 years; S. E. Moore - 21 years; P. J. Ryan - 34 years; A. M. Strecker - 24 years; and J. T. Coffman - 25 years.

     In 1993, the Company adopted a Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded supplemental plan that is not subject to the benefits limit imposed by ERISA. The plan generally provides for an annual retirement benefit at age 65 equal to 65% of the participant's average cash compensation during his or her final 36 months of employment, reduced by Social Security benefits, by amounts payable under the Company's Retirement and Restoration Plans described above and by amounts received under pension plans from other employers. None of the individuals listed in the remuneration table on page 11 is expected to receive benefits under the SERP at normal retirement as the benefits payable to such individuals under the Company's Retirement and Restoration Plans are expected to exceed the benefits payable under the SERP.

COMPANY STOCK PERFORMANCE
--------------------------------------------------------------------------------
     The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Dow Jones Equity Market Index and the Dow Jones Electric Utilities Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was 100 at December 31, 1990, and that all dividends were reinvested.

                                     [GRAPH]

                                   Dow Jones        Dow Jones
 Measurement Period              Equity Market       Electric
(Fiscal Year Covered)    OG&E        Index        Utilities Index
---------------------    ----    -------------    ---------------
       1990              100          100               100
       1991              120          132               130
       1992              100          144               138
       1993              117          158               155
       1994              114          159               136
       1995              159          221               178

SECURITY OWNERSHIP
--------------------------------------------------------------------------------

     The following table shows the number of shares of the Company's Common Stock and Preferred Stock beneficially owned on March 1, 1996, by each Director, by each of the Executive Officers named in the compensation table on page 11, and by all Executive Officers and Directors as a group:

                             Number of Common Shares(1)      Number of Preferred Shares(1)
                             --------------------------      -----------------------------
Herbert H. Champlin                      788                               0
William E. Durrett                     1,280                               0
Martha W. Griffin                      2,330                               0
H. L. Hembree, III                     9,407                               0
Robert Kelley                            200                               0
Bill Swisher                           5,087                               0
Ronald H. White                          400                               0
J.G. Harlow, Jr.                      48,279                               0
S.E. Moore                            19,243                               0
P.J. Ryan                             31,151                               0
A.M. Strecker                         20,182                               0
J.T. Coffman                           5,404                               0

All Executive Officers and           173,270                              53
Directors as a group
(18 persons)

(1) Mr. Harlow's ownership of Common Stock represents less than 0.12% of the outstanding Common Stock. Ownership by each other executive officer is less than 0.1% of the class, by each other director is less than 0.03% of the class and, for all executive officers and directors as a group, is less than 0.5% of the class. Amounts shown include shares for which, in certain instances, an individual has disclaimed beneficial interest. Amounts shown for executive officers include 127,504 shares of Common Stock representing their interest in shares held under the Company's Employees' Stock
     Ownership Plan, Retirement Savings Plan and Restricted Stock Plan, for which in certain instances they have voting power but not investment power.

(2)  Amounts shown for Messrs.  Champlin,  Durrett,  Hembree, Swisher and White,
     and for Mrs. Griffin do not include,  4,005, 204, 4,780, 5,246, 204 and 204
     common   stock  units,   respectively,   under  the   Director's   Deferred
     Compensation Plan.

     The foregoing information on share ownership is based on information furnished to the Company by the individuals listed above and all shares listed are beneficially owned by the individuals or by members of their immediate family unless otherwise indicated.

     Under federal securities laws, the Company's directors and executive officers are required to report, within specified monthly and annual due dates, their initial ownership in the Company's common and preferred stocks and subsequent acquisitions, dispositions or other transfers of interest in such securities. The Company is required to disclose whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. To the Company's knowledge, all of the Company's directors and officers subject to such reporting obligations have satisfied their reporting obligations in full, except for Mr. John A. Taylor, a former director of the Company who filed one report late relating to two transactions that involved Company securities owned by a trust.

RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     During 1995, Oklahoma Gas and Electric Company engaged Arthur Andersen LLP as its independent public accountants. The Board of Directors has appointed Arthur Andersen LLP as the independent public accountants for the Company for 1996. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Shareowners and will have the opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareowners at the meeting.

SHAREOWNER PROPOSALS
--------------------------------------------------------------------------------

     Any shareowner proposal intended to be presented at the Annual Meeting in 1997 must be received by the Company on or before December 2, 1996, for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals received by that date, deemed to be proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission, will be included in the 1997 proxy statement.

LOCATION OF OKLAHOMA CITY MARRIOTT HOTEL
--------------------------------------------------------------------------------

                                     [MAP]

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                    OG+E                                                                      OKLAHOMA GAS AND ELECTRIC COMPANY
       electric services                                                                          ANNUAL MEETING OF SHAREOWNERS
                  [LOGO]                                                                                           MAY 16, 1996

       P            The undersigned  hereby appoints James G. Harlow,  Jr., Herbert H. Champlin,  and Bill Swisher,  and each of them  severally,  with full power of  substitution  and with full power to act with or without the other,  as the proxies of the undersigned to represent and to vote all shares of stock of Oklahoma Gas and Electric Company held
       R       of record by the undersigned on March 19, 1996, at the Company's  Annual Meeting of Shareowners to be held on May
               16, 1996, and at all adjournments thereof, on all matters coming before said meeting.

       O            THIS PROXY,  WHICH IS SOLICITED  BY THE BOARD OF  DIRECTORS,  WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS
               MADE,  THIS PROXY WILL BE VOTED FOR THE ELECTION AS  DIRECTORS OF THE NOMINEES  NAMED ON THE REVERSE SIDE OF THIS
               PROXY CARD.
       X

               ----------------------------------------------------------------------------------------------------------------
       Y       PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED  ENVELOPE.  Unless you attend and vote in person, you MUST sign and return our proxy in order to have your shares voted at the meeting.
               ----------------------------------------------------------------------------------------------------------------
                                                                                                                  ----------------
                                                                                                                  SEE REVERSE SIDE
                                                                                                                  ----------------
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PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHOULD SIGN. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE THEIR FULL TITLES.
---------------------------------------------------------------
PROXY NUMBER   TOTAL COMMON SHARES INCLUD-  4% PREFERRED SHARES
                ING REINVESTMENT PLAN                             -------------------------------------------------------------
                                                                     The Board recommends a vote FOR the election as directors
                                                                  of the nominees named below.
---------------------------------------------------------------   -------------------------------------------------------------
                                                                  1. Election of Directors.
                                                                     NOMINEES:
X                                                    /     /96       Herbert H. Champlin; Martha W. Griffin; Ronald H. White, M.D.
---------------------------------------------------------------
             Signature of Shareowner                  Date          /  / FOR all nominees            /  / WITHHOLD AUTHORITY
                                                                         (list exceptions below).         to vote for all nominees.
X                                                    /     /96
---------------------------------------------------------------
             Signature of Shareowner                  Date
                                                                  ----------------------------------------------------------------
                                                                  Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the line above.
                                                                  ----------------------------------------------------------------
                                                                  2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                                                  ----------------------------------------------------------------
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
             OG+E
ELECTRIC SERVICES
           [LOGO]               ADMISSION TICKET
                             RETAIN FOR ADMITTANCE


                               Annual Meeting of
                       OKLAHOMA GAS AND ELECTRIC COMPANY
                                  SHAREOWNERS
                             Thursday, May 16, 1996
                                   10:00 a.m.
                         Oklahoma City Marriott Hotel*
                           3233 Northwest Expressway
                            Oklahoma City, Oklahoma




It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card above.

                                                                                               [MAP]
THIS TICKET MUST BE PRESENTED TO THE OG&E REPRESENTATIVE  AT THE MARRIOTT
HOTEL FOR ADMITTANCE TO THE ANNUAL MEETING.

*REGIONAL MAP ON REVERSE SIDE.
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

             OG+E                                        ADMISSION TICKET
ELECTRIC SERVICES [LOGO]                              RETAIN FOR ADMITTANCE
101 North Robinson
Oklahoma City, Oklahoma 73102-3405











EAST BOUND I-44: Exit I-44 East
to Highway '3' (Grand Boule-
vard), continuing in a northerly
direction approximately 1-1/2
miles, exit right onto Highway
'3A' East (Northwest Express-
way), proceed approximately                               [MAP]
1/4 mile, turn left on Indepen-
dence,turn right to Marriott
Hotel.

WEST BOUND I-44: Exit left I-44
West 'Exit 125C' to Highway
'3A'(Northwest Expressway),
turn right onto Highway '3A'
(Northwest Expressway),
continue in a northwesterly
direction approximately 2 miles,
turn right to Marriott Hotel.
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